                                                                    EXHIBIT 23.5


As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Amendment No. 5 to the Amkor Technology, Inc. Registration Statement (No. 333-37235) on Form S-1 and in a Registration Statement pursuant to Rule 462(b) relating to Registration Statement (No. 333-37235).

/s/ SYCIP GORRES VELAYO & CO.
---------------------------------------------------------

Makati City, Philippines
April 30, 1998